UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2012

GENTA INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19635	33-0326866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)

(908) 286-9800
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 8.01.         Other Events.

 Earlier in 2011, Genta Incorporated, a Delaware corporation (the “Company”), submitted a request to the Financial Industry Regulatory Authority (“FINRA”) to process documentation related to a reverse stock split pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, as amended (the “Reverse Split”).  After continual correspondence between the Company and FINRA, on January 23, 2012, the Company received notice of FINRA’s final denial of the Company’s request to process the documentation related to the Reverse Split.  The Company is currently evaluating its alternatives in connection with the proposed Reverse Split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

By:	/s/ Gary Siegel
Name: Gary Siegel
Title: Vice President, Finance

Dated:           January 24, 2012